United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 13, 2008

Comarco, Inc.

(Exact name of registrant as specified in its charter)

000-05449

(Commission File Number)

California	95-2088894
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of principal executive offices)	(Zip Code)

(949) 599-7400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Comarco, Inc.

Current Report on Form 8-K/A

Item 8.01	Other Events.

On June 17, 2008, Comarco, Inc. (the “Company”) filed with the Securities and Exchange Commission a Form 8-K (the “Original Filing”) disclosing certain matters under Item 8.01. In connection with such filing, it has come to the Company’s attention that a number set forth in the disclosures was inadvertently transposed and the Company hereby files this Form 8-K/A to amend the Original Filing to correct such transposition. In the third bullet point under the heading “Conference Call Remarks,” the number “22.3%” is hereby revised to be “23.2%.” There are no other changes to the disclosure set forth in the Original Filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Comarco, Inc.

Date: June 19, 2008	By:	/s/ Winston E. Hickman
Winston E. Hickman
Chief Financial Officer